UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 27, 2010

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (“HMEC”, “Horace Mann” or the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. Horace Mann is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 1.01:	Entry into a Material Definitive Agreement

As documented in Item 5.07, the Horace Mann Educators Corporation 2010 Comprehensive Executive Compensation Plan (the “Comprehensive Plan”) was approved by the shareholders of the Company at the Annual Meeting of Shareholders on May 27, 2010 resulting in a May 27, 2010 effective date for the Comprehensive Plan. As stated in the Comprehensive Plan, it represents the consolidation of the HMEC Amended and Restated 2002 Incentive Compensation Plan, the Amended and Restated HMEC Deferred Compensation Plan for Employees, and the Amended and Restated HMEC Deferred Equity Compensation Plan for Directors (collectively, the “Preexisting Plans”). The consolidation of the Preexisting Plans was requested to meet requirements of the New York Stock Exchange, to satisfy requirements of tax law to help preserve the Company’s ability to claim tax deductions for compensation to certain employees, and to provide for more efficient administrative processes and oversight. The Comprehensive Plan does not increase compensation or benefits for the Company’s Executive Officers. The shares of HMEC Common Stock initially authorized under the Preexisting Plans which remain available for issuance are authorized and available under the Comprehensive Plan, but no additional shares were reserved under the Comprehensive Plan. No further awards will be made under the Preexisting Plans. The preceding summary is qualified in its entirety by the Comprehensive Plan, Exhibit 10.17 below, which is incorporated by reference herein.

At its meeting on May 27, 2010, HMEC’s Board of Directors adopted changes in the compensation program for non-employee directors. A current Summary of HMEC Non-Employee Director Compensation, including details of this compensation program, is attached as Exhibit 10.10 and is incorporated by reference herein.

Item 5.07:	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on May 27, 2010. The results of the matters submitted to a vote of security holders are shown in the table below.

	Votes For	Votes Against	Abstentions
Votes representing 35,187,383 shares of Common Stock were represented and cast regarding Proposal 1.

Election of the following nominees to hold the office of Director until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified:
Mary H. Futrell	34,931,751	245,922	9,710
Stephen J. Hasenmiller	34,891,694	286,268	9,421
Ronald J. Helow	34,866,653	311,315	9,415
Louis G. Lower II	34,788,567	389,395	9,421
Gabriel L. Shaheen	34,895,143	282,825	9,415
Roger J. Steinbecker	34,891,898	286,070	9,415
Robert Stricker	34,858,669	319,293	9,421
Charles R. Wright	34,853,807	324,161	9,415

Votes representing 35,187,383 shares of Common Stock were represented and cast regarding Proposal 2.

Approval of the Horace Mann Educators Corporation 2010 Comprehensive Executive Compensation Plan	32,056,848	3,118,142	12,393

Votes representing 36,123,309 shares of Common Stock were represented and cast regarding Proposal 3.

Ratification of the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s auditors for the year ended December 31, 2010	35,147,297	859,138	116,874

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits.

10.10	Summary of HMEC Non-Employee Director Compensation.

10.17	HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 1 (beginning on page E-1) to HMEC’s Proxy Statement, filed with the SEC on April 9, 2010.

10.17(a)	Specimen Non-employee Director Restricted Stock Unit Agreement under the HMEC 2010 Comprehensive Executive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date: June 2, 2010

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